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                                                                     EXHIBIT 4.1

Number                                                            Shares  Common




                              A GEORGIA CORPORATION

                          BLUE SKY COMMUNICATIONS, INC.

THIS CERTIFIES THAT                                                      is the
                    -----------------------------------------------------
registered holder of                                                     Shares.
                    -----------------------------------------------------


transferable only on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its corporate seal to be hereunto
affixed this                      day of                   A.D.
            ----------------------      -------------------


/s/                                             /s/
PRESIDENT or VICE PRESIDENT                     SECRETARY or ASSISTANT SECRETARY




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         THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION ON THE FACE
OF THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS:



TEN COM - as tenants in common          UNIF GIFT MIN ACT-      Custodian
TEN ENT - as tenants by the entireties                    ------         ------
JT TEN  - as joint tenants with right                       (Cust)       (Minor)
          of survivorship and not as               Under Uniform Gifts to Minors
          tenants in common                        Act
                                                      ----------------------
                                                             (State)

    ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.


For value received,               hereby sell, assign and transfer unto
                   ---------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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------------------------------------------------------------------------- shares represented by the within Certificate, and do hereby irrevocably constitute and appoint
           ---------------------------------------------------------------------
                                                                        Attorney
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to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
      -------------------------------

In presence of
              ------------------------------------------------------------------
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.